

Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                                Aug 31, 2000
Current Due Period Ending                                 Sep 30, 2000
Prior Distribution Date                                   Sep 14, 2000
Distribution Date                                         Oct 13, 2000


Beginning Trust Principal Receivables                 3,836,588,097.46
Average Principal Receivables                         3,836,428,089.12
FC&A Collections (Includes Recoveries)                   62,563,942.68
Principal Collections                                   109,782,387.69
Additional Balances                                      45,086,252.81
Net Principal Collections                                64,696,134.88
Defaulted Amount                                         24,564,851.61
Miscellaneous Payments                                            0.00
Principal Recoveries                                      1,153,850.68

Beginning Participation Invested Amount                 499,382,618.20
Beginning Participation Unpaid Principal Balance        499,382,618.19
Ending Participation Invested Amount                    487,763,637.18
Ending Participation Unpaid Principal Balance           487,763,637.17

Accelerated Amortization Date                             Oct 31, 2002
Is it the Accelerated Amortization Period?  0=No                     0

OC Balance as % of Ending Participation Invested                8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC Average                0
>or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                       499,382,618.20
Numerator for Fixed Allocation                          511,443,667.45
Denominator - Max(Sum of Numerators, Principal        3,836,428,089.12
Receivables)
Applicable Allocation Percentage                              13.0169%
Investor FC&A Collections                                 8,143,863.19

Series Participation Interest Default Amount
Numerator for Floating Allocation                       499,382,618.20
Denominator - Max(Sum of Numerators, Principal        3,836,428,089.12
Receivables)
Floating Allocation Percentage                                13.0169%
Series Participation Interest Default Amount              3,197,573.27


Principal Allocation Components
Numerator for Floating Allocation                       499,382,618.20
Numerator for Fixed Allocation                          511,443,667.45
Denominator - Max(Sum of Numerators, Principal        3,836,428,089.12
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate,           8.0000%
[Max(b,c)]
(b) Prime Rate minus 1.50%                                     8.0000%
(c) Rate Sufficient to Cover Interest, Yield and               7.0586%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid Principal      499,382,618.19
Balance
(e) Actual days in the Interest Period                              29
Series Participation Monthly Interest, [a*d*e]            3,218,243.54



Series Participation Interest Interest Shortfall                  0.00
Previous Series Participation Interest Interest                   0.00
Shortfall

Additional Interest                                               0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]        11,618,981.02

(a) Investor Principal Collections, [Max(b,h) or e]       8,421,407.75
(b) prior to Accelerated Amort. Date or not Early         8,421,407.75
Amort. Period, [c*d]
(c) Floating Allocation Percentage                            13.0169%
(d) Net Principal Collections                            64,696,134.88
(e) after Accelerated Amort Date or Early Amort          14,635,360.20
Period, [f*g]
(f) Fixed Allocation Percentage                               13.3312%
(g) Collections of Principal
                                                        109,782,387.69

(h) Minimum Principal Amount, [Min(i,l)]                  7,788,844.33
(i)  Floating Allocation Percentage of Principal         14,290,223.86
Collections
(j)  2.5% or 2.2% of the Series Participation            10,986,417.60
Interest Invested Amount
(k) Series Participation Interest Net Default Payment     3,197,573.27
Amount
(l)  the excess of (j) over (k)                           7,788,844.33

(m) Series Participation Interest Net Default Payment     3,197,573.27
Amount

(n) Optional Repurchase Amount (principal only) at                0.00
Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections [Sec.     8,143,863.19
4.11(a)]
Series Servicing Fee paid if HFC is not the Servicer              0.00
[Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other than                0.00
HFC
Series Participation Interest Monthly Interest [Sec.      3,218,243.54
4.11(a)(ii)]
Series Participation Interest Interest Shorfall [Sec.             0.00
4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                            0.00
Series Participation Interest Default Amount [Sec.        3,197,573.27
4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-Offs              0.00
[Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                        832,304.36
Excess [Sec. 4.11(a)(vi)]                                   895,742.02

Series Participation Investor Charge Off [Sec.                    0.00
4.12(a)]

Seller's Interest
                                                      1,345,127,181.41




Series 1997-2  Owner Trust Calculations
Due Period                                             September 2000

Payment Date                                             Oct 16, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections            11,618,981.02
(b) Series Participation Interest Charge Offs                    0.00
(c) Lesser of Excess Interest and Carryover Charge               0.00
offs

Accelerated Principal Payment                              104,038.05

Series Participation Interest Monthly Interest           3,218,243.54

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.              1,520,220.07
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.                285,665.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.                434,421.64
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.                  265,778.97
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.             229,412.39
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance- Sec.      5,935,319.37
3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance subject            0.00
to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject    2,788,555.44
to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to     987,613.39
Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to Sec.              0.00
3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance            813,328.68
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to   1,094,164.14
OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment Amout
  Pay Class A-1 to Targeted Principal Balance subject            0.00
to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject            0.00
to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject            0.00
to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to           0.00
Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                104,038.05
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                      0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                      0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                        0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                     0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                     0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                     0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                       0.00
  Pay Certificates up to Certificate Minimum Balance             0.00
or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC >0-             0.00
Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated Certificate      378,707.42
- Sec. 3.05(a)(vii)




Allocations of Distributions to Overcollateralization
Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt          1,094,164.14
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total               104,038.05
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback Amount     990,126.09
To HCLC any remaining amounts                                    0.00

Principal paid to the Designated Certificate                 8,133.29


Household Consumer
Loan Trust, 1997-2
Series 1997-2  Owner
Trust Calculations
Due Period Ending     Sep 30, 2000
Payment Date          Oct 16, 2000

Calculation of
Interest Expense

Index (LIBOR)            6.621250%
Accrual end date,     Oct 16, 2000    Sep 15,          31
accrual beginning                        2000
date and days in
Interest Period

                         Class A-1  Class A-2   Class A-3     Class B Certificates   Overcoll
                                                                                       Amount
Beginning Unpaid       259,572,411 48,000,000  71,851,828  42,447,523   34,956,783 42,554,073
Principal Balance
Previously unpaid             0.00       0.00        0.00        0.00         0.00
interest/yield
Spread to index              0.18%      0.29%       0.40%       0.65%        1.00%
Rate (capped at          6.801250%  6.911250%   7.021250%   7.271250%    7.621250%
12.5%, 14%, 14%, 14%,
15%)
Interest/Yield           1,520,220    285,665     434,422     265,779      229,412
Payable on the
Principal Balance
Interest on                      0          0           0           0            0
previously unpaid
interest/yield
Interest/Yield Due       1,520,220    285,665     434,422     265,779      229,412
Interest/Yield Paid      1,520,220    285,665     434,422     265,779      229,412

Summary

Beginning Security
Balance                259,572,411 48,000,000  71,851,828  42,447,523   34,956,783 42,554,073
Beginning Adjusted
Balance                259,572,411 48,000,000  71,851,828  42,447,523   34,956,783
Principal Paid
                         6,039,357          -   2,788,555     987,613      813,329  1,094,164
Ending Security
Balance                253,533,053 48,000,000  69,063,273  41,459,909   34,143,455 41,563,947
Ending Adjusted
Balance                253,533,053 48,000,000  69,063,273  41,459,909   34,143,455
Ending Certificate                                                         7.0000%
Balance as %
Participation
Interest Invested
Amount
Targeted Balance
                       253,637,091 53,654,000  69,063,273  41,459,909   34,143,455
Minimum Adjusted
Balance                            16,000,000  30,000,000  19,000,000   14,000,000 17,000,000
Certificate Minimum
Balance                                                                  4,926,901
Ending OC Amount as
Holdback Amount                                                                    23,982,737
Ending OC Amount as
Accelerated Prin Pmts                                                              17,581,210

Beginning Net Charge
offs                             -          -           -           -            -          -
Reversals
                                 -          -           -           -            -          -
Charge offs
                                 -          -           -           -            -          -
Ending Net Charge
Offs                             -          -           -           -            -          -

Interest/Yield Paid     $1.6669080 $5.9513542  $4.8269071  $4.6627889   $5.4621998
per $1000
Principal Paid per      $6.6221024 $0.0000000 $30.9839493 $17.3265507  $19.3649686
$1000
